Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of October 31, 2016 among THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the “Company”), and the undersigned stockholders (each, a “Stockholder” and collectively, the “Stockholders”) of ASPEN PARK PHARMACEUTICALS, INC., a Delaware corporation (“APP”).

RECITALS

A. This Agreement is being executed in connection with an Amended and Restated Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended from time to time, the “Merger Agreement”), among the Company, Blue Hen Acquisition, Inc., a Delaware corporation and wholly-owned Subsidiary of the Company (“APP Merger Sub”), and APP, providing for, among other things, the merger of APP Merger Sub with and into APP (the “APP Merger”) pursuant to the terms and conditions of the Merger Agreement.

B. Pursuant to the APP Merger, the Stockholders will acquire record or beneficial ownership of shares of Common Stock and Series 4 Preferred Stock.

C. In connection with the consummation of the transactions contemplated by the Merger Agreement, and pursuant to the terms of the Merger Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Stockholders with respect to the Common Stock and Series 4 Preferred Stock and as set forth herein.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Defined Terms. For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement or this Section 1.

“Board” means the board of directors (or any successor governing body) of the Company.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Loss” means any loss, damage, claim or liability (joint or several) to which any person with indemnification rights pursuant to Section 6 may become subject under the Securities Act, the Exchange Act, or other federal or state law.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registrable Securities” means (a) the Shares, and (b) any shares of Common Stock issued or issuable with respect to any shares described in subsection (a) above by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) the SEC has declared a Registration Statement covering such securities effective and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (iii) such securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1), (iv) such securities are otherwise transferred or (v) such securities have ceased to be outstanding.

“Registration” shall mean a registration effected by preparing and filing a Registration Statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such Registration Statement becoming effective.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to Section 5.

“Series 4 Preferred Stock” means the Class A Convertible Preferred Stock-Series 4, par value $0.01 per share, of the Company, and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Series 4 Preferred Stock).

“Shares” means the shares of Common Stock issued or issuable to the Stockholders pursuant to the Merger Agreement, including any Escrow Shares, and any shares of Common Stock issued or issuable to the Stockholders upon conversion of the Series 4 Preferred Stock issued or issuable to the Stockholders pursuant to the Merger Agreement.

2. Demand Registration.

(a) At any time and from time to time after the date of this Agreement, holders of a majority of the Registrable Securities then outstanding (excluding, for this purpose, any Registrable Securities then subject to a Lock-Up Agreement) may request Registration under the Securities Act of all or any portion of their Registrable Securities (each, a “Demand Registration”). Each request for a Demand Registration shall specify the number of Registrable Securities requested to be included in the Demand Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than 10 days following receipt thereof) deliver notice of such request to all other holders of Registrable Securities who shall then have 20 days from the date such notice is given to notify the Company in writing of their desire to be included in such Registration. The Company shall prepare and file with (or confidentially submit to) the SEC a Registration Statement on Form S-1 or any successor form or, if available and at the Company’s option, on Form S-3 or any successor form, covering all of the Registrable Securities that the holders thereof have requested to be included in such Demand Registration, within 90 days after the date on which the initial request is given and shall use its reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. The Company shall not be required to effect a Demand Registration more than two times pursuant to this Section 2(a).

(b) The Company shall not be obligated to effect, or take any action to effect, any Demand Registration (i) within 180 days after the effective date of a previous Demand Registration or a previous Piggyback Registration in which holders of Registrable Securities were permitted to register the offer and sale under the Securities Act, or (ii) during the period that is 60 days before the Company’s good faith estimate of the date of filing of, and ending on a date that is 180 days after the effective date of, a Company-initiated Registration, provided, that the Company is actively employing in good faith reasonable efforts to cause such Registration statement to become effective. The Company may postpone for up to 120 days the filing or effectiveness of a Registration Statement for a Demand Registration if the Board determines in its reasonable good faith judgment that such Demand Registration would (x) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company, (y) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential or (z) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that in such event the holders of a majority of the Registrable Securities initiating such Demand Registration shall be entitled to withdraw such request and, if such request for a Demand Registration is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration expenses in connection with such Registration.

(c) Notwithstanding the provisions of Section 2(a) above or any other provision of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until the Registration Statement filed with the SEC with respect to a Registration pursuant to a Demand Registration has been declared effective by the SEC; provided, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the SEC, federal or state court or any other Governmental Entity, the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, such stop order or injunction is removed, rescinded or otherwise terminated.

(d) If the holders of the Registrable Securities initially requesting a Demand Registration elect to distribute the Registrable Securities covered by their request in an underwritten offering, they shall so advise the Company as a part of their request made pursuant to Section 2(a), and the Company shall include such information in its notice to the other holders of Registrable Securities. The holders of a majority of the Registrable Securities initially requesting the Demand Registration shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering; provided, that such selection shall be subject to the prior written consent of the Company.

(e) The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting such Demand Registration, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter of the requested Demand Registration advises the Company and the holders of Registrable Securities in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration would adversely affect the price per share of the Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (i) first, the shares of Common Stock that the holders of Registrable Securities propose to sell, and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among such Persons in such manner as they may agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated pro rata among the respective holders thereof on the basis of the number of Registrable Securities owned by each such holder.

(f) With respect to any Stockholder who is a party to a Lock-Up Agreement, during the “Lock-Up Period” set forth in such Lock-Up Agreement such Stockholder may not make any demand for or exercise any rights with respect to, the Registration of any Shares, whether pursuant to this Agreement or otherwise; provided, however, that the foregoing shall not prohibit any Stockholder from exercising any Piggyback Registration rights under this Agreement, provided that the lock-up restrictions set forth in the Lock-Up Agreement shall remain in effect during the “Lock-Up Period” set forth in such Lock-Up Agreement with respect to any Shares that are registered in connection with the exercise of such Piggyback Registration rights.

3. Piggyback Registration.

(a) Whenever the Company proposes to register the offer and sale of any shares of Common Stock under the Securities Act (other than a Registration (i) pursuant to a Registration Statement on Form S-8 (or other Registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any Registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice to the holders of Registrable Securities of its intention to effect such a registration and, subject to Section 3(b) and Section 3(c), shall include in such Registration all Registrable Securities with respect to which the Company has received written requests for inclusion from the holders of Registrable Securities within 20 days after the Company’s notice has been given to each such holder. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2.

(b) If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and the holders of Registrable Securities (if any holders of Registrable Securities have elected to include Registrable Securities in such Piggyback Registration) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such Registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such Registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such Registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of Registrable Securities owned by each such holder or in such manner as they may otherwise agree; and (iii) third, the shares of Common Stock requested to be included therein by holders of Common Stock other than holders of Registrable Securities, allocated among such holders in such manner as they may agree.

(c) If a Piggyback Registration is initiated as an underwritten offering on behalf of a holder of Common Stock other than Registrable Securities, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such Registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such Registration or takedown would adversely affect the price per share of the Common Stock to be sold in such offering, the Company shall include in such Registration or takedown (i) first, the shares of Common Stock requested to be included therein by the holder(s) requesting such Registration or takedown and by the holders of Registrable Securities, allocated pro rata among all such holders on the basis of the number of shares of Common Stock other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all such holders or in such manner as they may otherwise agree; and (ii) second, the shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among such holders in such manner as they may agree.

(d) If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.

(e) Any holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the underwriter or underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the SEC with respect to such Piggyback Registration.

4. Registration Procedures. If and whenever the holders of Registrable Securities request that the offer and sale of any Registrable Securities be registered under the Securities Act pursuant to the provisions of this Agreement, the Company shall use its reasonable best efforts to effect the Registration of the offer and sale of such Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall, as applicable:

(a) prepare and file with the SEC as soon as is reasonably practicable a Registration Statement covering such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to be declared effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

(b) prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(c) prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the holders of Registrable Securities included in such Registration (or counsel designated by the majority-in-interest of the participating holders) copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the underwriters and the holders of Registrable Securities included in such Registration may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such holders. It is understood that the foregoing documents will be subject to the review of such holder or such counsel (it being acknowledged and agreed that if a holder does not object to or comment on the aforementioned documents within such two Business Days then the holder shall be deemed to have consented to and approved the use of such documents);

(d) notify each selling holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed with the SEC;

(e) furnish to each selling holder of Registrable Securities such number of copies of the Prospectus included in such Registration Statement (including each preliminary Prospectus) and any supplement thereto (in each case including all exhibits and documents incorporated by reference therein), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(f) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such holders to consummate the disposition in such jurisdictions of the Registrable Securities owned by such holders; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 4(f);

(g) notify each selling holder of such Registrable Securities, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in such Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of any such holder, the Company shall prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) make available for inspection by any selling holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement;

(i) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration;

(j) cause such Registrable Securities to be listed on each securities exchange or automated quotation system on which the Common Stock is then listed;

(k) in connection with an underwritten offering, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as the holders of such Registrable Securities or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

(l) notify the holders of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(m) advise the holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(n) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the holders, in connection with such Registration.

5. Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the Registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (a) Registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (b) underwriting expenses (other than fees, commissions or discounts); (c) expenses of any audits incident to or required by any such Registration; (d) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (e) printing expenses; (f) messenger, telephone and delivery expenses; (g) fees and expenses of the Company’s counsel and accountants; (h) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (i) reasonable fees and expenses of one counsel for the holders of Registrable Securities participating in such Registration as a group (selected by, in the case of a Registration under Section 2, the holders of a majority of the Registrable Securities initially requesting such Registration, and, in the case of all other Registrations hereunder, the holders of a majority of the Registrable Securities included in the Registration). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the holders of such Registrable Securities, in proportion to the number of Registrable Securities included in such Registration for each such holder.

6. Indemnification.

(a) the Company shall indemnify and hold harmless, to the fullest extent permitted by applicable Law, each selling holder of Registrable Securities, such holder’s officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of such holder of Registrable Securities and each other “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”), if any, who controls any of the foregoing Persons, against all Losses to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such Losses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse such Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such Loss; provided, however, that the indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned, nor shall the Company be liable for any Losses to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such holder of Registrable Securities expressly for use in connection with such Registration or by any such holder’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable Law to be so delivered) after the Company has furnished such holder with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities.

(b) In connection with any Registration in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by applicable Law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any Losses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is contained in any information so furnished in writing by such holder; provided, that the obligation to indemnify shall be several, not joint and several, among the holders of Registrable Securities, and the liability of each such holder of Registrable Securities shall be in proportion to and limited to the net proceeds (after underwriting fees, commissions or discounts) actually received by such holder from the sale of Registrable Securities pursuant to such Registration Statement.

(c) Any Person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, subject to the last sentence of this Section 5.1(c)). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Notwithstanding anything to the contrary contained herein, no indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement (w) that is not settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), (x) that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, (y) imposes an injunction on any indemnified party, or (z) includes the finding of any criminal violation by any indemnified party.

(d) If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such Loss in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such Loss as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such seller from the sale of Registrable Securities effected pursuant to such Registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable Registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

7. Participation in Underwritten Registrations. No Person may participate in any Registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

8. Rule 144 Compliance. With a view to making available to the holders of Registrable Securities the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a holder to sell securities of the Company to the public without Registration, the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the APP Effective Time;

(b) use reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the APP Effective Time; and

(c) furnish to any holder so long as the holder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such holder may reasonably request in connection with the sale of Registrable Securities without Registration.

9. Termination. The right of any Stockholder to request Registration or inclusion of Registrable Securities in any Registration pursuant to Section 2 or Section 3 shall terminate upon the first to occur of (a) the date such Stockholder no longer holds any Registrable Securities and (b) the fifth anniversary of the date of this Agreement.

10. Miscellaneous.

(a) Specific Performance. Each party hereto acknowledges that it will be impossible to measure in money the damage to the other party if a party hereto fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party hereto agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the other party has an adequate remedy at law. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the other party’s seeking or obtaining such equitable relief.

(b) Entire Agreement. This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof.

(c) Amendments and Modifications. Upon the written consent of the Company and the holders of a majority of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other holders (in such capacity) shall require the consent of the holder so affected. No course of dealing between any holder or the Company and any other party hereto or any failure or delay on the part of a holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

(d) Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be deemed to have been given (i) when delivered by hand (with written confirmation of receipt); (ii) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (iii) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (iv) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in notice given in accordance with this Section 10(d)):

If to the Company:	The Female Health Company 150 North Michigan Avenue, Suite 1580 Chicago, IL 60601 Attention: Chief Executive Officer Email: OBAOL@femalehealthcompany.com Facsimile: 312-595-9122

With a copy to (which shall not constitute note):	Reinhart Boerner Van Deuren s.c. 1000 North Water Street, Suite 1700 Milwaukee, WI 53202 Attention: James M. Bedore, Esq. Email: jbedore@reinhartlaw.com Facsimile: (414) 298-8097

If to Stockholder:	To the address set forth on the signature page hereto.

(e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER ANY APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

(f) Jurisdiction; Consent to Service of Process. Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery or other courts of the State of Delaware (a “Delaware Court”) and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in a Delaware Court. No party may move to (i) transfer any such suit, action or proceeding from a Delaware Court to another jurisdiction, (ii) consolidate any such suit, action or proceeding brought in a Delaware Court with a suit, action or proceeding in another jurisdiction or (iii) dismiss any such suit, action or proceeding brought in a Delaware Court for the purpose of bringing the same in another jurisdiction. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (x) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in a Delaware Court, (y) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court and (z) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by applicable Law.

(g) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

(h) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 10(h) with respect thereto. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

(i) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(j) Further Deliveries. Each party hereto shall execute and deliver such additional documents and take all such other actions as may reasonably be required to effect the transactions contemplated by this Agreement.

(k) Headings. All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

(l) Assignment. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part, provided that the rights, duties and obligations of FHC Wisconsin may be assigned and delegated to a successor pursuant to any merger or similar transaction that results in the reincorporation of FHC Wisconsin in Delaware or any other jurisdiction. The rights of the holders of Registrable Securities hereunder, including the right to have the Company register Registrable Securities pursuant to this Agreement, may be assigned by each Holder to transferees or assignees of all or any portion of the Registrable Securities, but only if (i) such holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein that apply to the “Stockholders” and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D. This Agreement shall not confer any rights or benefits on any persons that are not parties hereto.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

STOCKHOLDERS:

Entity:

(Print Name of Entity)

By:
Name:
Title:

Date:

Individual:

Print Name

Signature

Date:

Notice Address:

Attention:

Email:

Facsimile:

[Signature Page to Registration Rights Agreement]

COMPANY:

THE FEMALE HEALTH COMPANY

By:	/s/ O.B. Parrish
	Name:	O.B. Parrish
	Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]